UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 30, 2007

PETROHAWK ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-25717	86-0876964
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Louisiana, Suite 5600 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 204-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

This Form 8-K/A amends Item 9.01(b) and (c) of the Form 8-K filed by the registrant on December 6, 2007, relating to the disposition of certain oil and natural gas properties comprising its Gulf Coast division pursuant to Item 2.01 of Form 8-K for the purpose of amending and restating in its entirety the unaudited pro forma financial information giving effect to the disposition of the Gulf Coast division included as exhibit 99.1. The unaudited pro forma financial information included as Exhibit 99.1 to this Form 8-K/A has been adjusted as follows: (1) eliminate interest income on the proceeds received and invested from the sale of the Gulf Coast division, pending the acquisition of replacement property in a like-kind exchange pursuant to Section 1031 of the Internal Revenue Code, (2) increase the final sales proceeds received by the registrant from such sale by the amount of a non-refundable deposit made by the buyer, and (3) decrease the carrying value of the $125 million face amount note receivable received as partial purchase consideration to reflect the amount reasonably assured of collection. No revisions have been made to any other unaudited pro forma adjustments or to any unaudited pro forma balances that are not dependent upon these adjustments.

Item 9.01	Financial Statements and Exhibits

(b) Pro Forma Financial Information

Unaudited pro forma financial information giving effect to the disposition of Petrohawk’s Gulf Coast division discussed is included as Exhibit 99.1 to this report on Form 8-K/A. The unaudited pro forma balance sheet as of September 30, 2007 is based on the historical statements of Petrohawk as of September 30, 2007 after giving effect to the transaction as if it had occurred on September 30, 2007. The unaudited pro forma statements of operations for the nine months ended September 30, 2007 and the fiscal year ended December 31, 2006 are based on the historical financial statements of Petrohawk for such periods after giving effect to the transaction as if it had occurred on January 1, 2006. The unaudited pro forma financial information should be read in conjunction with Petrohawk’s historical consolidated financial statements and notes thereto contained in Petrohawk’s 2006 Annual Report on Form 10-K/A, filed on June 4, 2007, and Petrohawk’s Form 10-Q for the quarter ended September 30, 2007, filed on November 8, 2007.

The unaudited pro forma financial information presented is not intended to represent and may not be indicative of the consolidated results of operations or financial position that would have occurred had the transaction been completed as of the dates presented nor of the future results of operations or financial position of Petrohawk.

(c) Exhibits

99.1	Unaudited pro forma consolidated financial statements of Petrohawk Energy Corporation as of September 30, 2007, for the nine months ended September 30, 2007 and the year ended December 31, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETROHAWK ENERGY CORPORATION

By:	/s/ Mark J. Mize
Executive Vice President, Chief Financial Officer and Treasurer

Date: January 24, 2008

EXHIBIT INDEX

99.1	Unaudited pro forma consolidated financial statements of Petrohawk Energy Corporation as of September 30, 2007, for the nine months ended September 30, 2007 and the year ended December 31, 2006.